CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, James Vos, President and Chairman of the Board of CSFB Alternative Capital Multi-Strategy Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     December 8, 2005                    /s/ James Vos
     -------------------------------          ----------------------------------
                                              James Vos, President and
                                              Chairman of the Board
                                              (Principal Executive Officer)


I, Edward Poletti, Chief Financial Officer and Treasurer of CSFB Alternative Capital Multi-Strategy Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     December 8, 2005                    /s/ Edward Poletti
     -------------------------------          ----------------------------------
                                              Edward Poletti, Chief Financial
                                              Officer and Treasurer
                                              (Principal Financial Officer)